                                                                   Exhibit 10.13

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT ("Agreement") dated as of March 6, 1997, among WATERLINK, INC., a Delaware corporation (the "Company"), and each of the Purchasers named on the execution page hereof (the "Purchasers").

                                R E C I T A L S:
                                ----------------

         This Agreement is entered into in connection with that certain Subordinated Note Purchase Agreement and Credit Facility dated concurrently herewith among the Company and the Purchasers (the "Note Purchase Agreement"), pursuant to which the Company will be issuing and the Purchasers will be purchasing the Company's Subordinated Notes due 2002 (the "Notes"). Capitalized terms not otherwise defined herein shall have the meanings given to them in the Note Purchase Agreement.

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged and the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

         1.       Issuance of Warrants; Form of Warrants.
                  --------------------------------------

                  1.1 GENERAL. The Company hereby agrees to issue (pro rata in proportion to the principal amount of Notes issued to or for which each Purchaser is then committed) to the Purchasers, at the times and upon the conditions specified below, (i) warrants (the "Base Warrants") to purchase, in the aggregate, up to 1,525,000 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and (ii) warrants (the "Additional Warrants") to purchase, in the aggregate, up to 512,500 shares of Common Stock, in the case of (i) and (ii) above, subject to the terms and on the conditions set forth in this Agreement. The Base Warrants and the Additional Warrants are referred to herein together as the "Warrants". The Base Warrants consist of up to five (5) tranches of Base Warrants as set forth below (in the case of each tranche, to be allocated pro rata in proportion to the principal amount of Notes issued to or for which each Purchaser is then committed).

                                                         Number of
                            Tranche                    Base Warrants
                            -------                    -------------

                            Tranche 1                        125,000
                            Tranche 2                  up to 300,000
                            Tranche 3                  up to 300,000
                            Tranche 4                  up to 300,000
                            Tranche 5                  up to 500,000

Notwithstanding the foregoing, Tranche 1 Base Warrants to be issued hereunder to Brantley Capital Corporation shall instead be issued to Brantley Venture Partners III, L.P.



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         The Additional Warrants consist of two (2) tranches of Additional
Warrants as set forth below (in the case of each tranche to be allocated pro rata in proportion to the principal amount of Note issued to or for which each Purchaser is then committed):

                                                 Number of
                    Tranche                Additional Warrants
                    -------                -------------------

                    Tranche 1              25% of the Warrants (other than
                                           Tranche 5 Base Warrants) outstanding
                                           at the Tranche 1 Additional Warrant
                                           Date (defined below)

                    Tranche 2              50% of the Warrants (other than
                                           Tranche 5 Base Warrants) outstanding
                                           at the Tranche 2 Additional Warrant
                                           Date (defined below)

         Each Warrant, once issued, will initially entitle the holder thereof to purchase one share of Common Stock for the purchase price set forth in
         Section 5 below, as adjusted from time to time pursuant to the provisions of Section 10 below.

                  1.2 ISSUANCE OF BASE WARRANTS. Base Warrants shall be issued on the terms and upon the satisfaction of the following conditions, in all cases on a pro rata basis in proportion to the principal amount of
         Note issued to or for which each Purchaser or its assignee is then committed.

                           (a) All of the Tranche 1 Base Warrants shall be
                  issued to the Purchasers on the date hereof.

                           (b) Tranche 2 Base Warrants shall be issued from time
                  to time by the Company to Purchasers or their assignees on or prior to the earlier of a Prepayment Event or December 31, 1997 on the basis of 3,000 Tranche 2 Base Warrants for each $100,000 of Advances (as defined in the Note Purchase Agreement) under the Notes made on or prior to the earlier of a Prepayment Event (as defined in the Note Purchase Agreement) or December 31, 1997.

                           (c) Tranche 3 Base Warrants shall be issued from time
                  to time by the Company to Purchasers or their assignees prior to a Prepayment Event on the basis of 3,000 Tranche 3 Base Warrants for each $100,000 of Advances under the Notes outstanding in excess of One Hundred Eighty (180) days.

                           (d) Tranche 4 Base Warrants shall be issued from time
                  to time by the Company to Purchasers or their assignees prior to a Prepayment Event on the basis of 3,000 Tranche 4 Base Warrants for each $100,000 of Advances under the Notes outstanding in excess of two (2) years.

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                           (e) Tranche 5 Base Warrants shall be issued as of the
                  date forty-two (42) months after the date hereof by the Company to Purchasers or their assignees if a Prepayment Event has not then occurred on the basis of 5,000 Tranche 5 Base Warrants for each $100,000 of Advances under the Notes outstanding as of such date.

                           (f) For purposes of the determinations in subsections
                  1.2(c) and (d) above, prepayments of Notes shall be applied in inverse order to Advances made (i.e. last in, first out).

                  1.3 ISSUANCE OF ADDITIONAL WARRANTS. Additional Warrants shall be issued on the terms and upon satisfaction of the following conditions, in all cases on a pro rata basis in proportion to the principal amount of Notes issued to or for which each Purchaser is then committed:

                           (a) If (i) (x) a Prepayment Event occurs prior to the
                  first anniversary of this Agreement and (y) the Prepayment Event Price (defined below) is less than $9.00 per share of Common Stock (subject to adjustment in the event of a stock split, combination or similar event), or (ii) (x) a Prepayment Event occurs on or after the first anniversary of this Agreement but prior to the second anniversary thereof and (y) the Prepayment Event Price is less than $12.00 per share of Common Stock (subject to adjustment in the event of a stock split, combination or similar event), then the Tranche 1 Additional Warrants shall be issued by the Company to Purchasers or their assignees, as the case may be. The date the foregoing conditions are met shall be referred to herein as the "Tranche 1 Additional Warrant Date."

                           (b) (I) Upon the occurrence of a Prepayment Event, if
                  any, if (i) such Prepayment Event does not occur prior to the second anniversary hereof, and (ii) (x) if prior the third anniversary hereof, the Prepayment Event Price is then less than $14.00 per share of Common Stock (subject to adjustment in the event of a stock split, combination or similar event), or (y) if on or following the third anniversary hereof but prior to the fourth anniversary hereof, the Prepayment Event Price is less than $16.00 per share of Common Stock (subject to adjustment in the event of a stock split, combination or similar event), then the Tranche 2 Additional Warrants shall be issued by the Company to Purchasers or their assignees, as the case may be, or (II) if a Prepayment Event has not occurred prior to the fourth anniversary hereof, then the Tranche 2 Additional Warrants shall be issued by the Company to Purchasers or their assignees, as the case may be. The date either of the foregoing conditions are met shall be referred to herein as the "Tranche 2 Additional Warrant Date."

         2. FORM OF WARRANTS. The text of the Warrants and of the form of election to purchase Common Stock underlying the Warrants (the "Warrant Stock") to be set forth on the reverse thereof shall be substantially as set forth in the Warrant Certificate ("Warrant Certificate"), attached as EXHIBIT "A" to this Agreement. Each Warrant Certificate shall be executed on behalf of the

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Company by the President or Vice President of the Company and attested by the
Secretary or an Assistant Secretary of the Company. Warrant Certificates shall be dated as of the date of the execution thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer as may be permitted hereunder, provided that all such issuances of Warrants shall be deemed effective upon the date that the conditions to their issuance are satisfied.

         3. REGISTRATION. The Warrant Certificates shall be numbered and shall be registered on the books of the Company (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant Certificate on the Warrant Register (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant Certificate, or the Warrants' represented thereby, on the part of any other person, and shall not be liable for any registration or transfer of Warrant Certificates which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that the Company's participation therein amounts to bad faith.

         4.       Transfer of Warrant Certificate.
                  -------------------------------

                           (a) Prior to a Prepayment Event, outstanding Warrants
                  and any rights to the further issuance of Warrants pursuant hereto may only be transferred together with the Notes on a pro rata basis (as to each tranche of Base Warrants and Additional Warrants issued or issuable) in proportion to the principal amount of Notes issued to each Purchaser. After the earlier of a Prepayment Event or the fourth (4th) anniversary of the date hereof, the Warrants may be transferred independent of the Notes, provided such transfer is in accordance with the terms hereof. The Warrant Certificate shall be transferable only on the Warrant Register upon delivery of the Warrant Certificate duly endorsed by the Holder or by its duly authorized attorney or representative (with evidence reasonably satisfactory to the Company of such authorization), or accompanied by evidence reasonably satisfactory to the Company of succession, assignment or authority to transfer. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrant Certificates to be transferred on the Warrant Register to any person, unless the Holder of such Warrants shall furnish to the Company evidence satisfactory to the Company of (i) (x) compliance with the registration provisions of Section 5 of the Securities Act of 1933, as amended (the "Act"), or (y) the availability of an exemption from compliance with the registration provisions of Section 5 of the Act; and (ii) compliance with that certain Amended and Restated Stockholders' Agreement to be executed by or on behalf of the parties hereto on the Closing Date (the "Amended and Restated Stockholders' Agreement").

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                           (b) The parties hereto acknowledge and agree,
                  notwithstanding subsection (a) above, that this Agreement does not restrict transfers of Warrants among the Purchasers to the extent otherwise permitted under the Indemnification and Contribution Agreement dated the date hereof among the Purchasers.

         5.       Term of Warrants; Exercise of Warrants.
                  --------------------------------------

                  5.1 BASE WARRANTS: TERM AND EXERCISE PRICE. Each outstanding Base Warrant entitles the registered owner thereof to purchase one (1) share of Warrant Stock at any time prior to the close of business on the fifth (5th) anniversary of the date hereof (the "Expiration Date") at an initial purchase price per share of Warrant Stock of $4.50, subject to adjustment pursuant to the provisions of Section 10 of this Agreement (the "Base Warrant Price"; the Base Warrant Price and the Additional Warrant Price (defined below) shall be referred to jointly herein as the "Warrant Price.").

                  5.2 ADDITIONAL WARRANTS: TERM AND EXERCISE PRICE. Each outstanding Additional Warrant entitles the registered owner thereof to purchase one (1) share of Warrant Stock at any time prior to the Expiration Date at the price determined as follows (the "Additional Warrant Price."

                           (a) In the event a Prepayment Event occurs (i) prior
                  to the first anniversary of the date hereof and the Prepayment Event Price is at that time less than $9.00 per share (subject to adjustment pursuant to Section 10 hereof) or (ii) after the first anniversary of the date hereof and prior to the second anniversary of the date hereof and the Prepayment Event Price is at that time less than $12.00 per share (subject to adjustment pursuant to Section 10 hereof), the Additional Warrant Price shall be the lesser of $4.50 per share (subject to adjustment pursuant to Section 10 hereof) or the applicable Prepayment Event Price.

                           (b) In the event a Prepayment Event does not occur
                  prior to the second anniversary of the date hereof, the Additional Warrant Price shall be $4.50 per share (subject to adjustment pursuant to Section 10 hereof).

                           (c) "Prepayment Event Price" shall mean the price per
                  share of Common Stock determined by the Board of Directors as provided below within ten (10) days prior to the occurrence of a Prepayment Event, subject to subsection (d) below. In the event of an IPO (as defined in the Note Purchase Agreement), the Prepayment Event Price shall be the price per share of Common Stock offered pursuant to the IPO. In the event of a Change in Control (as defined in the Note Purchase Agreement), the Prepayment Event Price shall be the price reasonably and in good faith determined by the Board of Directors as the per share valuation of the Company based on arms length negotiations with the acquiring entity (determined on a basis taking into account all options, warrants, convertible securities and similar securities then exercisable or exercisable upon such Prepayment Event) and, if the Board so

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                  desires, the opinion of a financial advisor (which financial advisor may be the Company's independent public accountant) (a "Financial Advisor"), subject to subsection (d) below. In the event of an Asset Sale (as defined in the Note Purchase Agreement), the Prepayment Event Price shall be the price reasonably and in good faith determined by the Board of Directors as the per share valuation of the company based on the arms length negotiations with the acquiring entity (determined on a basis taking into account all options, warrants, convertible securities and similar securities then exercisable or exercisable upon such Prepayment Event) and, if the Board so desires, the opinion of a Financial Advisor, subject to subsection (d) below.

                           (d) In the event the Holders of a majority of the
                  then outstanding Warrants (the "Requisite Holders") provide written notice to the Company within ten (10) days of receipt of written notice of the Prepayment Event Price set by the Company of their objection to such price, the Prepayment Event Price shall be determined as follows: (i) by agreement among the Company and the Requisite Holders within ten (10) days following the event requiring such determination or (ii) in the absence of such an agreement, by an Independent Financial Expert selected in accordance with the further provisions of this definition. If required, an Independent Financial Expert shall be selected within five (5) days following the expiration of the ten (10) day period referred to above, either by agreement among the Company and the Requisite Holders or, in the absence of such agreement, by lot from a list of four potential Independent Financial Experts remaining after the Company nominates three, the Requisite Holders nominate three, and each side eliminates one potential Independent Financial Expert. The Independent Financial Expert shall be instructed by the Company and the Requisite Holders to make its determination within 20 days of its selection. The fees and expenses of an Independent Financial Expert selected hereunder shall be borne equally by the Company and by the Holders (on a PRO RATA basis based on the number of Warrants held by each Holder) participating in the transaction to which the determination relates.

                  5.3      General.
                           -------

                           (a) Subject to the provisions of this Agreement, each
                  Holder shall have the right to purchase from the Company (and the Company shall issue and sell to such Holder) the number of fully paid and nonassessable shares of Warrant Stock specified in such Holder's Warrant Certificate(s) (as adjusted from time to time in accordance with the provisions of Section 10 of this Agreement), upon surrender of such Warrant Certificate(s) to the Company or its duly authorized agent, and upon payment to the Company of the Warrant Price, or, at the option of the Holder, by conversion of unpaid principal and accrued interest on the Notes, if then outstanding, in an amount equal to the Warrant Price, as adjusted in accordance with the provisions of Section 9 of this Agreement, for the number of shares of Warrant Stock in respect of which such Warrants are then exercised. The date of exercise (the

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                  "Exercise Date") of any Warrant shall be deemed to be the date of receipt by the Company of the Warrant Certificate duly filled in and signed and accompanied by proper payment as hereinafter provided. Payment of the Warrant Price shall be made as set forth in the Warrant Certificate.

                           (b) Subject to Section 6 of this Agreement, upon such
                  exercise of Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch (but in any event within twenty
                  (20) business days) to or (subject to the provisions of
                  Section 4 of this Agreement) upon the written order of the Holder, a certificate for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrants, together with cash, as provided in Section 10 of this Agreement, in respect of any fraction of a share of such stock otherwise issuable upon such exercise. Except under circumstances described in the following sentence, the shares of Warrant Stock purchased pursuant to the immediately preceding sentence shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the Exercise Date. Notwithstanding the foregoing, if the Company determines, on or after the date of exercise of any Warrant, that issuance of the Warrant Stock represented thereby would violate an applicable order, law, rule, or regulation, including federal or state securities laws, the Company shall so notify immediately the exercising Holder and shall in good faith, and as expeditiously as possible, endeavor to issue the Warrant Stock without such violation. The right of purchase represented by the Warrants shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Expiration Date, a new Warrant Certificate evidencing the remaining Warrants shall be issued.

         6. PAYMENT OF TAXES. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Stock upon the exercise of Warrants PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any permitted transfer involved in the issue or delivery of any Warrant Certificates or Warrant Stock in a name other than that of the registered Holder of such Warrants.

         7. MUTILATED OR MISSING WARRANTS. Upon (i) receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of a Warrant Certificate, (ii) if requested by the Company, the posting of a bond in an amount equal to the value of the lost, stolen or destroyed Warrant Certificate, (iii) reimbursement to the Company of all reasonable expenses incident thereto, and (iv) surrender and cancellation of such Warrant Certificate, if mutilated, the Company will make and deliver in lieu of such Warrant Certificate a new Warrant Certificate of like tenor and representing an equivalent right or interest. The term "outstanding" when used herein with reference to the Warrant Certificate as of any particular time shall not include any Warrant Certificate in lieu of which a new Warrant Certificate has been made and delivered by the Company in accordance with the provisions hereof.

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         8. CAPITALIZATION OF THE COMPANY. Without giving effect to the Warrants contemplated herein, the authorized capital stock of the Company is as set forth in Schedule 3.1 to the Note Purchase Agreement.

         9.       Reservation Of Warrant Stock.
                  ----------------------------

                           (a) The Company represents that there has been
                  reserved out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the right of purchase represented by the Warrant Certificates as initially issued, and the Company, which currently acts as the transfer agent for its Common Stock ("Transfer Agent") and every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of any of the Warrants are hereby irrevocably authorized and directed at all times until the Expiration Date or earlier termination of this Agreement to reserve such number of authorized and unissued shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with every subsequent Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants. The Company will supply any such subsequent Transfer Agent with duly executed stock certificates for issuance on exercise of Warrants and will itself provide or make available any cash which may be required by Section 11 of this Agreement. The Company will furnish to any such subsequent Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder pursuant to Section 10.3 of this Agreement. All Warrant Certificates surrendered in the exercise of the rights thereby evidenced shall be cancelled.

                           (b) The Company covenants that it shall endeavor to
                  comply with all securities laws regulating the offer and delivery of shares of Common Stock upon exercise of the Warrants; and that if any shares of Common Stock required to be reserved for purposes of exercising the Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise of the Warrants, the Company shall, in good faith and as expeditiously as possible, endeavor to secure such registration or approval, as the case may be. The Company covenants that all shares of Common Stock which shall be issued upon exercise of the Warrants shall upon issue and payment therefor be validly issued, fully paid and nonassessable.

         10. ADJUSTMENTS OF WARRANT PRICE, PREPAYMENT EVENT PRICE AND NUMBER OF SHARES OF WARRANT STOCK. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price related thereto shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined, but (with respect to Warrants) only as to Warrants outstanding at the time of such adjustment. Upon each adjustment of the Warrant Price pursuant to the provisions of Section 10.1(b), the Holder of such Warrant shall thereafter, prior to the Expiration Date thereof, be entitled to purchase at the Warrant Price resulting from such

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adjustment, the number of shares of Warrant Stock obtained by multiplying the
Warrant Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon exercise of such Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

                  10.1 ADJUSTMENT OF THE NUMBER OF SHARES OF WARRANT STOCK AND THE WARRANT PRICE. The number of shares of Warrant Stock and the Warrant Price shall be subject to adjustment as follows:

                           (a) In case the Company shall at any time after the
                  date of issuance of a Warrant (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether in shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) reclassify, reorganize or effect any similar transaction with respect to any of its shares of Common Stock, or in substitution or exchange therefor (other than a change in par value, or from par value to no par value, or from no par value to par value), then the number and, if applicable, kind of shares of Warrant Stock to be received by any Holder shall be adjusted so that the Holder will be entitled to receive on exercise the number and kind of shares of capital stock which it would have owned immediately following such action had its Warrants been exercised immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately after the payment date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, reclassification, reorganization or similar transaction. If, as a result of an adjustment made pursuant to this subsection (a), a Holder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors or a duly authorized committee thereof shall in good faith determine (which determination shall be conclusive and binding) the allocation of the Warrant Price between or among shares of such classes of capital stock. After such allocation, the Warrant Price and number of shares of each class of capital stock that is part of the Warrant Stock shall thereafter be subject to adjustment in a manner and on terms determined by the Board of Directors (which determination shall be conclusive and binding) to be as nearly equivalent as practicable to those applicable to Common Stock under this
                  Section 10.

                           (b) (i) From the date hereof to and including the second anniversary of the date hereof, if the Company shall issue any shares of Common Stock other than Excluded Shares (as hereinafter defined) for consideration per share (the "Issuance Price") less than the Warrant Price (as hereinafter defined) per share in effect immediately prior to such issuance, the Warrant Price in effect immediately prior to such issuance shall be reduced (but shall not be increased) to the Issuance Price.

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                                       10


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                                 (ii) After the second anniversary of the date
                           hereof, if the Company shall issue any shares of Common Stock other than Excluded Shares for consideration per share less than the Warrant Price per share in effect immediately prior to such issuance, the Warrant Price in effect immediately prior to such issuance shall be reduced (but shall not be increased) to the price (calculated to the nearest cent) determined: by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance multiplied by the Warrant Price per share in effect immediately prior to such issuance and (2) the consideration, if any, received by the Company upon such issuance by (B) the number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance.

                           (c) CERTAIN ADJUSTMENT FACTORS. For the purposes of
                  any adjustment of the Warrant Price pursuant to paragraph (b) above, the following provisions shall be applicable:

                           (x) CASH. In the case of the issuance of shares of
                  Common Stock for cash, the amount of the consideration received by the Company shall be deemed to be the amount of the cash proceeds received by the Company for such shares of Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof; and

                           (y) CONSIDERATION OTHER THAN CASH. In the case of the
                  issuance of shares of Common Stock (other than upon the conversion of shares of capital stock or other securities of the Company) for consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof (as determined by the Board of Directors of the Company based on an opinion of an outside financial advisor of recognized regional or national standing, which may, but need not, be the independent public accountants who serve as the regular auditors of the Company (the "Financial Advisor"), whose determination shall be conclusive and binding), irrespective of any accounting treatment; and

                           (z) OPTIONS AND CONVERTIBLE SECURITIES. In the case
                  of the issuance of (i) options, warrants or other rights to purchase or acquire shares of Common Stock (whether or not exercisable immediately following such issuance), (ii) securities by their terms convertible into or exchangeable for shares Common Stock (whether or not so convertible or exchangeable immediately following such issuance), or (iii) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not exercisable immediately following such issuance):

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                                    (1) the aggregate maximum number of shares
                           of Common Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire shares of Common Stock shall be deemed to have been issued at the time such options, warrants or other rights are first issued and for a consideration equal to the consideration (determined in the manner provided in clauses (x) and (y) above), if any, received by the Company upon the issuance of such options, warrants or other rights plus the purchase price provided in such options, warrants or other rights for the shares of Common Stock covered thereby (if the purchase price per share of Common Stock is expressed as a range, the purchase price per share for purposes of this subparagraph (z)(1) shall be the average of such range of prices);

                                    (2) the aggregate maximum number of shares
                           of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereto shall be deemed to have been issued at the time such convertible or exchangeable securities or such options, warrants or other rights are first issued and for a consideration equal to the consideration, if any, received by the Company for any such convertible or exchangeable securities or options, warrants or other rights (excluding any cash received on account of accrued interest or accumulated dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities and the exercise of any options, warrants or other rights (the consideration in each case to be determined in the manner provided in clauses (x) and (y) above);

                                    (3) on any change in the number of shares of
                           Common Stock deliverable upon exercise of any such options, warrants or other rights which have become exercisable or conversion of or exchange of such convertible or exchangeable securities which have become convertible or exchangeable, or any change in the consideration to be received by the Company upon such exercise, conversion or exchange, the Warrant Price as then in effect shall forthwith be readjusted to such Warrant Price as would have been obtained had such adjustment been made upon the original issuance of such options, warrants or other rights; provided, however, no adjustment shall be made with respect to such options, warrants or other rights exercised prior to such change, or securities converted or exchanged prior to such change;

                                    (4) on the expiration or cancellation of any
                           such options, warrants or other rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Warrant Price shall have been adjusted upon such securities being issued or becoming exercisable, convertible or exchangeable, such Warrant Price shall forthwith be readjusted to such Warrant Price as would have been obtained had an adjustment been made on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or other rights, or upon the conversion or exchange of such securities; and

                                    (5) if the Warrant Price shall have been
                           adjusted when such options, warrants or other rights were first issued or such convertible or exchangeable securities were first issued, no further adjustment of the Warrant Price shall be made for the actual issuance of shares of Common Stock upon the exercise, conversion or exchange thereof.

                           (d) EXCLUDED SHARES. "Excluded Shares" shall mean (i)
                  any shares of Common Stock issued in a transaction described in Section 10.1(a) of this Agreement; and (ii) issuances of shares of Common Stock from time to time pursuant to stock option or bonus plans authorized by the Board of Directors of the Company as of the date hereof; (iii) issuances of Common Stock, or warrants, options or rights to acquire shares of Common Stock, or securities convertible into or exchangeable for Common Stock pursuant to the terms of any acquisition by the Company of all or substantially all of the operating assets, or more than fifty percent (50%) of the voting capital stock or other management interest of any business entity in a transaction negotiated on an arms'-length basis and expressly approved in advance by the Board of Directors of the Company;
                  (iv) issuances of shares of Common Stock from time to time upon the exercise, exchange or conversion of warrants, options, convertible securities, the Notes (whether or not outstanding as of the date hereof) or other securities outstanding as of the date hereof; and (v) issuances of shares of Common Stock from time to time pursuant to the anti-dilution provisions of other securities.

                           (e) No adjustment in the Warrant Price shall be
                  required unless such adjustment would require an increase or decrease of at least 2.2% in such price; PROVIDED, HOWEVER, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 10.1 shall be made to the nearest tenth of a cent or to the nearest one-hundredth of a share, as the case may be.

                           (f) The number of shares of Common Stock outstanding
                  at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issuance of Common Stock for the purposes of this Section 10.

                  10.2 RIGHTS TO PURCHASE OTHER SECURITIES. If any of the following shall occur:

                           (a) any consolidation or merger to which the Company
                  is a party, other than a consolidation or a merger in which the Company is the continuing or surviving

                  Company and which does not result in any reclassification of, or change (other than as a result of a subdivision or combination) in, outstanding shares of the Common Stock, or

                           (b) any sale or transfer to another corporation or
                  entity of all or substantially all of the assets of the Company;

         then, and in either such case, the Holder of each Warrant then outstanding shall have the right to purchase the kind and amount of shares of stock and/or other securities and property receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such consolidation, merger, sale, or transfer. The provisions of this Section 10.2 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  10.3 NOTICE OF ADJUSTMENT. Whenever the number of shares of Warrant Stock purchasable upon the exercise of each Warrant or the Warrant Price of such Warrant Stock is adjusted or reduced, as herein provided, the Company shall mail by first class, postage prepaid, to each Holder (a) notice of any reduction on or before the day the reduction takes effect, which shall state the reduced Warrant Price and the period during which it will be in effect and/or (b) a certificate setting forth the number of shares of Warrant Stock purchasable upon the exercise of each Warrant and the Warrant Price on such Warrant Stock after adjustment setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

                  10.4 NO ADJUSTMENT FOR DIVIDENDS. No adjustment in respect of any cash dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

                  10.5 CERTAIN EVENTS. If any event occurs as to which in the reasonable judgment of the Board of Directors of the Company, in good faith, the other provisions of this Section 9 are not strictly applicable but the lack of any adjustment would not in the opinion of the Board of Directors of the Company fairly reflect the purchase rights of the Holders of the Warrants in accordance with the basic intent and principles of the provisions of this Agreement then the Board of Directors of the Company shall appoint a Financial Advisor which shall give its opinion upon the adjustment, if any, on a basis consistent with the basic intent and principles established and the other provisions of this Section 9, necessary to preserve, without dilution, the exercise rights of the Holders. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein which adjustments shall be conclusive and binding.

         11.      Redemption of Warrants.
                  ----------------------

                           (a) Upon ten (10) days prior notice (a "Redemption
                  Notice") to the Holders, prior to the fourth anniversary of the date hereof, the Company may redeem all Warrants then outstanding for no consideration upon the occurrence of the following events (provided the Company has issued a notice of redemption, each a "Redemption Event"):

                                    (i) The offering price in a Qualified IPO
                           (defined below), or the average daily Closing Price (defined below) for twenty (20) consecutive trading days on a rolling basis exceeds 125% of the then applicable Target Price (defined below); and

                                    (ii) Either (x) registration statement which
                           is effective covering the issuance or resale of the Warrant Stock or (y) each Holder otherwise is certified to sell the Warrant Stock under Rule 144 of the Securities Act of 1933, as amended (subject only to volume limitations).

                           (b) For purposes of this Section 11, "Qualified IPO"
                  shall mean an underwritten public offering of shares of Common Stock, the gross proceeds of which to the Company and/or the selling stockholders (if any) are of at least $15,000,000.

                           (c) For purposes of this Section 11, "Closing Price"
                  for each day shall mean the last reported sales price of the Common Stock (trading regular way) or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as reported on the New York Stock Exchange or, if such security is not listed or admitted for trading on the New York Stock Exchange or, if such security is not listed or admitted for trading on the New York Stock Exchange, on NASDAQ NMS, or if such security is not quoted on such NASDAQ NMS, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day, as furnished by any New York Stock Exchange member firm making a market in the Common Stock selected from time to time by the Board of Directors of the Company for that purpose.

                           (d) For purposes of this Section 11, "Target Price"
                  shall mean: (i) at all times prior to the first anniversary of the date hereof, $9.00 per share of Common Stock; (ii) on or after the first anniversary of the date hereof but prior to the second anniversary of the date hereof, $12.00 per share of Common Stock; (iii) on or after the second anniversary of the date hereof but prior to the third anniversary of the date hereof, $14.00 per share of Common Stock; and (iv) on or after the third anniversary of the date hereof and thereafter, $16.00 per share of Common Stock. "Target Price" shall be determined before deducting any underwriting fee or selling commissions but adjusted equitably for any stock split, combination, reclassification or similar event involving the Common Stock.

                           (e) Upon receipt of a Redemption Notice, each Holder
                  may exercise part or all of the Warrants then outstanding and registered in its name in accordance with the provisions of
                  Section 5 hereof within ten (10) days of receipt of the Redemption Notice. Warrants not exercised within this period following the Redemption Notice shall be deemed terminated. All Warrants not previously issued as of a Redemption Event shall not subsequently be issued by the Company and Purchasers shall have no rights to such Warrants. In all events, prior to issuing a Redemption Notice, the Company shall issue to the Purchasers all Warrants to which the Purchasers are then entitled under Section 1 of this Agreement.

         12. ELIMINATION OF FRACTIONS. The Company shall not be required to issue certificates representing fractional shares of Common Stock upon any exercise of Warrants, but will make a payment in cash, in lieu of issuing such fractional shares, based on the Current Market Price per share at the time.

         13.      Certificates to Bear Legends.
                  ----------------------------

                           (a) The Warrant Certificates and certificates
                  representing shares of Warrant Stock shall be subject to a stop-transfer order and each such certificate shall bear the following legends by which each Holder shall be found:

                  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SECURITIES HAVE BEEN ISSUED UNDER AND ARE GOVERNED BY AND ARE SUBJECT TO THAT CERTAIN WARRANT AGREEMENT DATED MARCH 6, 1997 (THE WARRANT AGREEMENT). A COPY OF THE WARRANT AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

                           (b) In addition, so long as the Security holders'
                  Agreement remains in effect all such certificates referred to in paragraph (a) above shall also bear the following legend:

                  THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER TERMS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF MARCH __, 1997, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

         14. NO RIGHTS AS STOCKHOLDERS; NOTICES TO HOLDERS; UNISSUED WARRANTS. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent to or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or on any other matter, or any rights whatsoever as stockholders of the Company. Warrants as to which the conditions precedent to issuance are not satisfied shall be void and of no effect, and no Purchaser or other party shall have any rights with respect thereto.

         15. INVESTMENT INTENT. The Warrants to be purchased pursuant to this Agreement are being purchased for each Purchaser's own account and with no intention of distributing or reselling the Warrants. The Holder understands that neither the Warrants nor the Common Stock have been registered under the Act or any applicable state securities laws and that neither the Warrants nor the Common Stock can be sold, transferred or otherwise disposed of without registration under the Act and applicable state securities laws, unless it has been established to the satisfaction of the Company that they may be sold, transferred or otherwise disposed of without such registration.

         16. NOTICES. Any notice pursuant to this Agreement to be given or made by the Holder of any Warrant Certificate to or on the Company shall be sufficiently given or made if delivered personally or sent by telecopier or by certified mail, addressed to the Chief Financial Officer of the Company at the Company's principal executive offices at 4100 Holiday Street, N.W., Suite 201, Canton, Ohio 44718 (unless notice has been given of a change of such address), and shall be effective three (3) days after having been mailed or upon receipt if delivered personally or sent by telecopier, with receipt confirmed by the office of the President. Notices or demands authorized by this Agreement to be given or made to the Holder of any Warrant Certificate shall be sufficiently given or made if delivered personally or sent by certified mail or by telecopier, addressed to such Holder at the address of such Holder as shown on the Warrant Register, and shall be effective three (3) days after having been mailed or upon receipt if delivered personally or sent by telecopier, with receipt confirmed.

         17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         18. SUPPLEMENTS, AMENDMENTS AND WAIVERS. Any supplement or amendment to, or any waiver of any provision of, this Agreement shall be effective when consented to in writing by the Holders of a majority of the Warrants then outstanding (determined as though there were one Warrant for each share of Common Stock issuable on the exercise of the then outstanding Warrants) and by the Company.

         19. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

         20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day, month and year first above written.

                                                WATERLINK, INC.

                                                By:
                                                   ---------------------------
                                                Its:
                                                    --------------------------

                    WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and agreed as of
the date first above written:

Brantley Capital Corporation

By:_______________________________________
         [Please Sign Above This Line]

Name:             Robert P. Pinkas
Title:            Chairman, Chief Executive Officer
                    and Treasurer
Address:          20600 Chagrin Blvd.
                  Suite 1150
                  Cleveland, Ohio 44122

Telephone No.:  (216) 283-4800
Telecopier No.:  (216)

Taxpayer Identification No.:        __________________________

                    WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and agreed as of
the date first above written:

River Cities Capital Fund Limited Partnership

By:      RC Management Limited Partnership,
          its General Partner

By:      Mayson, Inc., its General Partner

By:_______________________________________
         [Please Sign Above This Line]

Name:             Edwin T. Robinson
Title:            President
Address:          221 East 4th Street
                  Suite 2250
                  Cincinnati, Ohio 45202

Telephone No.:  (513) 621-9700
Telecopier No.:  (513) 579-8939

Taxpayer Identification No.:        31-1413379

                    WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and agreed as of
the date first above written:

Environmental Opportunities Fund, L.P.

By:      Environmental Opportunities Management
           Co., LLC, its General Partner

By:_______________________________________
         [Please Sign Above This Line]

Name:             Kenneth Ch'uan-k'ai Leung
Title:            Manager
Address:          126 East 56th Street
                  24th Floor
                  New York, New York  10022

Telephone No.:  (212) 980-0789
Telecopier No.:  (212) 593-6150

Taxpayer Identification No.:        74-0488338

                    WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and agreed as of
the date first above written:

Environmental Opportunities Fund (Cayman), L.P.

By:      Environmental Opportunities Management
           Co., LLC, its General Partner

By:_______________________________________
         [Please Sign Above This Line]

Name:             Kenneth Ch'uan-k'ai Leung
Title:            Manager
Address:          c/o Citco Fund Services
                    (Cayman Islands) Limited
                  P.O. Box 31106SMB
                  Grand Cayman, Cayman Islands, B.W.I.

Telephone No.:  (713) 250-4283
Telecopier No.:  (713) 250-4294

Taxpayer Identification No.:        N/A

Copy of notices to:

Environmental Opportunities
  Management Co., LLC
3100 Texas Commerce Tower
Houston, Texas  77002

                    WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and agreed as of
the date first above written:

National City Capital Corporation

By:_______________________________________
         [Please Sign Above This Line]

Name:             Todd S. McCuaig
Title:
Address:          1965 E.6th Street
                  10th Floor
                  Cleveland, Ohio 44114

Telephone No.:  (216) 575-2480
Telecopier No.:  (216) 575-9965

Taxpayer Identification No.:        34-1269115

                    WARRANT PURCHASE AGREEMENT SIGNATURE PAGE

Accepted and agreed as of
the date first above written:

IPP95, L.P.

By:      WESINVEST, Inc., its General Partner

By:_______________________________________
         [Please Sign Above This Line]

Name:             Christine Jenkins
Title:            Secretary
Address:          310 South Street
                  P.O. Box 1913
                  Morristown, NJ  07461

Telephone No.:  (212) 898-0290
Telecopier No.:  (212) 898-0840

Taxpayer Identification No.:        22-3356204

Copy of notices to:

IPP95, L.P.
310 South Street
P.O. Box 1913
Morristown, NJ  07461

Attn:  Conor Mullett

                                    EXHIBIT A

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER TERMS SET FORTH IN THAT CERTAIN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF MARCH __, 1997, AS IT MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

THESE SECURITIES HAVE BEEN ISSUED UNDER AND ARE GOVERNED BY AND ARE SUBJECT TO THAT CERTAIN WARRANT AGREEMENT DATED MARCH 31, 1992 (THE "WARRANT AGREEMENT"). A COPY OF THE WARRANT AGREEMENT CAN BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

                       WARRANT TO PURCHASE COMMON STOCK OF
                                 WATERLINK, INC.
                                WARRANT NO. _____

         This certifies that, for value received, ____________________, or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from WATERLINK, INC., a Delaware corporation (the "Company"), ______________ shares (the "Shares") (subject to reduction as provided in Section _____ of the Warrant Agreement) of fully paid and nonassessable common stock, $.01 par value per share, of the Company (the "Common Stock"), at the purchase price of $_____________ per share (the "Purchase Price"), at any time or from time to time up until 5:00 P.M. Cleveland, Ohio time on _______________, 2002.

         1.       Exercise Provisions.
                  -------------------

                  (a) MANNER OF EXERCISE. This Warrant may be exercised by the holder of this Warrant surrendering to the Company at its principal office at 4100 Holiday Street, N.W., Suite 201, Canton, Ohio 44718, or such other address as to which the Company may hereafter give notice to the holder, this Warrant, together with the exercise form attached to this Warrant duly executed by the holder together with payment to the Company in the amount obtained by multiplying the Purchase Price by the number of shares of Common Stock designated in the exercise form. Payment may be in cash or by cashier's or certified bank check payable to the order of the Company, or by conversion of the unpaid principal and accrued interest under the Notes in the manner set forth in the Notes and the Warrant Agreement.

                  (b) PARTIAL EXERCISE. On any partial exercise, the Company shall promptly issue and deliver to the holder of this Warrant a new Warrant or Warrants of like tenor in the name of that holder providing for the right to purchase that number of shares of Common Stock as to which this Warrant has not been exercised.

         2. DELIVERY OF STOCK CERTIFICATES. Within a reasonable time after full or partial exercise of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder of this Warrant in accordance with the requirements of the Warrant Agreement, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that holder shall be entitled upon such exercise.

         3. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF COMMON STOCK. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the holder will not offer, sell or otherwise dispose of this Warrant or any Shares of Common Stock to be issued upon exercise hereof, except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act") nor violate the terms of the Warrant Agreement and, if then applicable, the Amended and Restated Stockholders' Agreement (as defined in the Warrant Agreement). In addition, any permitted Warrant transferee will be required to agree to the provisions of this
Section 3. The provisions of this Section 3 shall not apply to any shares of Common Stock, the issuance or resale of which is registered under the Act.

         4.       Miscellaneous Provisions.
                  ------------------------

                  (a) RESERVATION OF STOCK. The Company covenants that it will at all times reserve and keep available, solely for issuance upon exercise of this Warrant, all shares of Common Stock or other securities from time to time issuable upon exercise of this Warrant.

                  (b) MODIFICATION. This Warrant and any of its terms may be changed, waived, or terminated only by a written instrument signed by the party against whom enforcement of that change, waiver or termination is sought.

                  (c) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and subject to the requirements of the Warrant Agreement, the Company will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                  (d) WARRANT AGENT. The Company may, on written notice to the holder of this Warrant, appoint an agent having an office in Cleveland, Ohio, for the purposes of issuing Common Stock upon the exercise of this Warrant and of replacing or exchanging this

         Warrant, and after that appointment any such issuance, replacement, or exchange shall be made at that office by that agent.

                  (e) NO RIGHTS AS STOCKHOLDER. No holder of this Warrant, as such, shall, solely by holding this Warrant, be entitled to vote or receive dividends or be considered a stockholder of the Company for any purpose, nor shall anything in this Warrant be construed to confer on any holder of this Warrant as such, any rights of a stockholder of the Company or any right to vote, to give or withhold consent to any corporate action, to receive notice of meeting of stockholders, to receive dividends or subscription rights or otherwise.

                  (f) ANTI-DILUTION RIGHTS. The holder hereof shall have certain anti-dilution protection as to the Shares of Common Stock to be issued upon exercise as specifically set forth in the Warrant Agreement which may result in the adjustment from time to time of the Purchase Price and/or the number of shares of Common Stock issuable upon the exercise hereof.

                  (g) NOTICES. Notices hereunder to the holder of this Warrant shall be sent as provided in the Warrant Agreement.

Dated:  _______________, 1997                   WATERLINK, INC.

                                                By:
                                                   -----------------------

                                FORM OF EXERCISE
                                ----------------

                  (To be signed only upon exercise of Warrant)

To:      WATERLINK, INC.

         The undersigned holder of the attached Warrant hereby irrevocably elects to exercise the right to purchase _______________ shares of Common Stock of WATERLINK, INC., and herewith makes payment of $___________________ for those shares, and requests that the certificate for those shares be issued in the name of the undersigned and delivered to the address below the signature of the undersigned. The undersigned hereby affirms the statements and covenants all as set forth in Section 3 of the Warrant.

Dated:_______________, 199__

                                      (Signature must conform in all respects to name of holder as specified on the face of the attached Warrant)

                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Address

                                       -----------------------------------------